POWER OF ATTORNEY
For Executing Forms 3, 4 and 5


Know all persons by these presents,
that the undersigned hereby
constitutes and appoints
LAURENT C. LUTZ,
CHRISTINE CHANG and
ROBERT K. HAHM, or each of
them acting singly, as the
undersigne's true and lawful
attorney-in-fact:

1. to execute for and
on behalf of the undersigned,
in the undersigned's capacity
as an officer and/or director
of BearingPoint, Inc.
(the "Company"), Forms 3, 4
and 5 in accordance with
Section 16(a) of the
Securities Exchange Act
of 1934 and the rules
thereunder, and any
other forms or reports
the undersigned may be
required to file in
connection with the
undersigned's ownership,
acquisition or disposition
of securities of
the Company;

2. to do and perform
any and all acts for
and on behalf of
the undersigned which
may be necessary or
desirable to complete
the execution of any
such Forms 3, 4 and
5 and the timely
filing of such
forms with the
United States
Securities
and Exchange
Commission and
any other
authority; and

3. to take any other
action of any type
whatsoever in
connection with the
foregoing which,
in the opinion
of such
attorney-in-fact,
may be of benefit to,
in the best interest
of, or legally
required by, the
undersigned, it
being understood
that the documents
executed by such
attorney-in-fact
on behalf of the
undersigned
pursuant to this
Power of Attorney
shall be in such
form and shall
contain such terms
and conditions as
such
attorney-in-fact
may approve in
his or her discretion.

The undersigned hereby
grants to each such
attorney-in-fact
full power and authority
to do and perform
any and every act
and thing whatsoever
desirable, requisite,
necessary or proper
to be done in the
exercise of any of
the rights and
powers herein
granted, as
fully to all
intents and
purposes as such
undersigned might or
could do if personally
present, with full
power of substitution
or revocation, hereby
ratifying and confirming
all that such
attorney-in-fact
or his substitute
or substitutes,
shall lawfully do
or cause to be done
by virtue of this
power of attorney
and the rights and
powers herein granted.
The undersigned
acknowledges that
each foregoing
attorney-in-fact,
in serving such
capacity at the
request of the
undersigned,
is not assuming,
nor is the
Company assuming,
any of the
undersigned's
responsibilities to
 comply with
Section 16
of the Securities
 Exchange Act
of 1934 or the rules
 thereunder.
The filing of this
Power of Attorney
automatically revokes
all earlier Power(s)
of Attorney on file
with the United
States Securities
and Exchange
Commission that may have
been granted with
respect to the
filing of any forms or
reports to be made
in connection with
the undersigned's
ownership,
acquisition or
disposition of
securities
of the Company.

IN WITNESS WHEREOF,
 the undersigned has
caused this
Power of Attorney
to be executed as
of this 19th
day of June 2006.

/s/ Alice M. Rivlin
Name:  Alice M. Rivlin